Exhibit 99.1

 News Release

International Game Technology Issues Statement

(LAS VEGAS — June 16, 2014) — International Game Technology (NYSE:IGT), a global leader in compelling casino gaming entertainment, today issued the following statement:

“IGT regularly considers, and on occasion explores, a broad range of strategic alternatives, including but not limited to business combinations, changes to our capital structure and adjustments to our portfolio of businesses, with the goal of maximizing shareholder value. The IGT Board of Directors and senior management are currently engaged in such an exploration, but no decisions have been made by the Board regarding any particular alternative available to the Company and there can be no assurances that any transaction or other strategic change will be entered into as a result of the current exploration of alternatives. IGT does not intend to discuss or disclose developments with respect to this general subject unless and until the Board has approved a definitive course of action.”

© IGT. All rights reserved.

News Release

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties.  There can be no assurance that the current exploration of strategic alternatives will result in a transaction or other strategic change.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the results predicted, and reported results should not be considered an indication of future performance. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions and changes in economic conditions affecting the gaming industry; new or changing laws or regulations or new interpretations of existing laws or regulations affecting IGT’s business; difficulties or delays in obtaining or maintaining necessary licenses or approvals; slow growth in the number of new gaming jurisdictions or new casinos or the rate of replacement of existing gaming machines; changes in operator or player preferences for IGT’s products; IGT’s ability to compete in the gaming industry with new or existing competitors; IGT’s ability to develop and introduce new products and their acceptance by its customers; risks related to IGT’s international operations, including regulatory and currency risks; IGT’s ability to protect its intellectual property; adverse results of litigation, including intellectual property infringement claims; IGT’s ability to implement and manage cost reduction initiatives; future developments or changes affecting online gaming or social casino-style gaming, which is a new and evolving industry; risks related to business combinations, investments in intellectual property and the integration of acquisitions; and the uncertain effects and results of IGT’s exploration of strategic alternatives. A further list and description of these and other risks, uncertainties and other matters can be found in IGT’s annual report and other reports filed with the Securities and Exchange Commission, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in IGT’s Annual Report on Form 10-K for fiscal 2013 filed with the SEC on November 26, 2013, IGT’s Quarterly Report on Form 10-Q for its fiscal quarter ended December 31, 2013 filed with the SEC on February 5, 2014 and IGT’s Quarterly Report on Form 10-Q for its fiscal quarter ended March 29, 2014 filed with the SEC on May 7, 2014 and available on the SEC website at www.sec.gov and on the investor relations section of IGT’s website at www.IGT.com/investors. All information provided in this release is as of June 16, 2014, and IGT does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

About IGT

International Game Technology (NYSE: IGT) is a global leader in casino gaming entertainment and continues to transform the industry by translating casino player experiences to social, mobile and interactive environments for markets around the world. IGT’s acquisition of DoubleDown Interactive provides engaging social casino style entertainment to more than 6 million players monthly. More information about IGT is available at IGT.com or connect with IGT at @IGTNews or facebook.com/IGT. Anyone can play at the DoubleDown Casino by visiting http://apps.facebook.com/doubledowncasino or doubledowncasino.com

© IGT. All rights reserved.

News Release

IGT Contacts:

Investor Relations Contact

Kate Pearlman

Vice President, Investor Relations and Treasury

+1 866-296-4232

Media Contact

Susan Cartwright

Vice President, Corporate Communications

+1 702-669-8076

© IGT. All rights reserved.